UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-51554

Date of Report: December 19, 2008

CHINA YILI PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

Nevada	20-2934409
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 Wall Street - 15th Floor, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 19, 2008 the Board of Directors of China Yili Petroleum declared a dividend, consisting of the outstanding shares of its subsidiary, ASAP Expo, Inc.  The shares will be distributed to shareholders of record on December 31, 2008.  The distribution date will be January 14, 2009.

The total number of shares to be distributed is 8,701,480.  Each record holder of a share of China Yili common stock on December 31, 2008 will receive 0.3950 shares of ASAP Expo, Inc.  Any fractional share that results from the distribution will be rounded up to the nearest full share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yili Petroleum Company

Dated: December 19, 2008	By:/s/ Chunshi Li
                            Chunshi Li
                            Chief Executive Officer